                                                                    EXHIBIT 10.6
                           FIFTH AMENDMENT TO LEASE


THIS FIFTH AMENDMENT TO LEASE ("FIFTH AMENDMENT")is made and entered the day June 16, 1995 by and between E & H Investments, Inc. (hereinafter called "Landlord"), and Medicode, Inc.(hereinafter called "Tenant").

                                   WITNESSETH

WHEREAS, on the 28th day of December, 1990, Landlord and Tenant entered in a Lease Agreement for certain premises located in Lakeside Plaza II, 5225 Wiley Post Way, Salt Lake City, Utah ("Original Lease"), and,

WHEREAS, Landlord and Tenant desire to amend certain portions of said Original Lease.

NOW, THEREFORE, the parties hereto, hereby agree that the Lease be amended as follows:

     DESIGNATED LEASE PREMISES:
     Designated lease premises to be Suite 500 consisting of approximately 21,516 rentable square feet, Suite 200 consisting of approximately 21,516 rentable square feet, Suite 425 consisting of approximately 7332 rentable square feet, totaling 50,364 rentable square feet, in Lakeside Plaza II, 5225 Wiley Post Way, Salt Lake City, Utah.

     TERM EXPIRATION:
     This lease is now renewed from May 1, 1996 for a period of five years expiring May 1, 2001.

     BASE RENT
     Tenant's new lease rate per rentable square foot, full service, shall be as follows: 11.56 per rsf-, subject to an annual CPI increase. Amortization of tenant improvements of $300,000.00 to be paid at 1. 19 per sq. ft.

     TENANT'S PERCENTAGE PRO RATE SHARE OF EXCESS OPERATING EXPENSES
     In addition to Base Rent, Tenant will pay its pro rata share of Excess Operating Expenses, at $3.00 per sq. ft. subject to CPI increases.

     Except as amended herein, all other terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed the Fifth Amendment to Lease on the day and year first written above.

                            FIFTH AMENDMENT TO LEASE

TENANT                              LANDLORD
------                              --------

MEDICODE, INC.                      E & H INVESTMENTS, INC.
--------------                      -----------------------


By: /s/ Kevin W. Pearson            By: /s/ Illegible
---------------------------         ---------------------------
Its: C.F.O.                         Its: PRESIDENT
---------------------------         ---------------------------


Attest:                             Attest:

---------------------------         ---------------------------

                           FOURTH AMENDMENT TO LEASE


THIS FOURTH AMENDMENT TO LEASE ("FOURTH AMENDMENT") is made and entered the 15th day of June, 1995 by and between E & H Investments, Inc. (hereinafter called "Landlord"), and Medicode, Inc. (hereinafter called "Tenant").


                                   WITNESSETH

WHEREAS, on the 28th day of December, 1990, Landlord and Tenant entered in a Lease Agreement for certain premises located in Lakeside Plaza II, 5225 Wiley Post Way, Salt Lake City, Utah ("Original Lease"), and,

WHEREAS, Landlord and Tenant desire to amend certain portions of said Original Lease.

NOW, THEREFORE, the parties hereto, hereby agree that the Lease be amended as follows:

     DESIGNATED LEASE PREMISES:

     Suite 400 will be increased by adding approximately 1470 rentable square feet (rsf) in Lakeside Plaza II as shown crosshatched on the drawing attached as Exhibit "A" to this Amendment.

     RENT
     The rent for the additional space shall commence effective occupancy in 1995.

     REQUIRED OCCUPANCY DATE
     Occupancy will be immediately; after completion of the remodel of Suite
     400.

     Except as amended herein, all other terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed the First Amendment to Lease on the day and year first written above.


TENANT:                             LANDLORD:
-------                             ---------

MEDICODE, INC.                      E & H INVESTMENTS INC.
--------------                      ----------------------


By: /s/ Kevin W. Pearson            By: /s/ Illegible
----------------------------        ----------------------------
Its: C.F.O.                         Its: /s/ PRESIDENT
----------------------------        ----------------------------

Attest:                             Attest:


                                   /s/ Illegible
----------------------------       -----------------------------

                            THIRD AMENDMENT TO LEASE


THIS AMENDMENT TO LEASE is made and entered into this first day of May, 1993, by and between E & H INVESTMENTS (hereinafter called "Landlord"), and MEDICODE, INC. (hereinafter called "Tenant").

                                   WITNESSETH

WHEREAS, on December 28, 1990, Landlord and Tenant entered into Lease for certain premises located in the Lakeside Plaza II Building at 5225 Wiley Post Way, Salt Lake City, and,

WHEREAS, Landlord and Tenant desire to amend certain portions of said lease,

NOW, THEREFORE, the parties hereto, hereby agree as follows:

     1.  Designated Leased Premises:

               This is amended to be Suite 500 consisting of approximately 21,227 rentable square feet, Suite 200 consisting of approximately 21,227 rentable square feet, and Suite 400 consisting of approximately 5,242 rentable square feet located in Lakeside Plaza II, 5225 Wiley Post Way, Salt Lake City, Utah.

     1.  Rent:

               Tenant's new Lease rate per rentable square foot, full service, shall be as follows:
                    $10.00 per rsf-$476,960.00, annually, subject to an annual CPI increase.

     2.  Expense Stop:
               Tenant's pro-rata share of expenses shall be computed as follows:

               $2.50        expense stop (tenant pays first $2.50 per foot of expenses)
               X 47,696     rentable square feet
               -----------
               $119,240.00  annual expenses throughout term of Lease.

               This amount per foot shall remain throughout the entire term of the Lease, and shall not be subject to expense increases of the building, nor subject to any expense decreases.

     3.  Rental Increases:

               Cost of Living Adjustment. Effective on the anniversary date of this Amendment of each year during the term of this lease, the Guaranteed Minimum Monthly Rental in effect immediately preceding such adjustment that the consumer price index for the preceding month bears to the consumer price index for the same month for the prior year. However, in no event shall the rent be reduced below the Guaranteed Minimum Monthly Rental in effect immediately preceding such adjustment. The consumer price index to be used is the Consumer Price Index For all Urban Consumers - All Items, for the United States, published monthly by the United States Department of Labor, in which 1967 equals 100. The maximum increase shall not exceed four (4%) percent. If said Consumer Price Index is no longer published at the adjustment date, it shall be that the Base Rent shall be increased automatically by four (4%) percent upon each lease anniversary date.

     4.  All other terms and conditions of the Lease shall remain the same.

IN WITNESS WHEREOF, the parties hereto execute this Amendment to Lease on the day and year first written above.

TENANT:                             LANDLORD:
------                              --------

MEDICODE, INC.                      E & H INVESTMENTS, INC.


By: /s/ Illegible                   By: /s/ Illegible
   ---------------------------         --------------------------------------
Title: Secretary                    Title: PRESIDENT
      ------------------------             ----------------------------------
Date: 4/28/93                       Date: 4-28-93
      ------------------------            -----------------------------------

                           SECOND AMENDMENT TO LEASE


THIS AMENDMENT TO LEASE is made and entered into this first day of May, 1992 by and between E & H INVESTMENTS (hereinafter called "Landlord"), and MEDICODE, INC. (hereinafter called "Tenant").

                                   WITNESSETH

WHEREAS, on December 28, 1990, Landlord and Tenant entered into Lease for certain premises located in the Lakeside Plaza II Building at 5225 Wiley Post Way, Salt Lake City, and,

WHEREAS, Landlord and Tenant desire to amend certain portions of said lease,

NOW, THEREFORE, the parties hereto, hereby agree as follows:

     1.  Designated Leased Premises:

               This is amended to be Suite 500 consisting of approximately 21,227 rentable square feet and Suite 200 consisting of approximately 21,227 rentable square feet, located in Lakeside Plaza II, 5225 Wiley Post Way, Salt Lake City, Utah.

     1.  Rent:
               Tenant's new Lease rate per rentable square foot, full service, shall be as follows:
                    $10.00 per rsf-$424,540.00 annually, subject to an annual CPI increase.

     2.  Expense Stop:
               Tenant's pro-rata share of expenses shall be computed as follows:

               $2.50        expense stop (tenant pays first $2.50 per foot of expenses)
               X 42454      rentable square feet
               -------
               $106,135.00  annual expenses throughout term of Lease.

               This amount per foot shall remain throughout the entire term of the Lease, and shall not be subject to expense increases of the building, nor subject to any expense decreases.

     3.  Rental Increases:
               Cost of Living Adjustment. Effective on the anniversary date of this Amendment of each year during the term of this lease, the Guaranteed Minimum Monthly Rental in effect immediately preceding such adjustment that the consumer price index for the preceding month bears to the consumer price index for the same month for the prior year. However, in no event shall the rent be reduced below the Guaranteed Minimum Monthly Rental in effect immediately preceding such adjustment. The consumer price index to be used is the Consumer Price Index For all Urban Consumers - All Items, for the United States, published monthly by the United States Department of Labor, in which 1967 equals 100. The maximum increase shall not exceed four (4%) percent. If said Consumer Price Index is no longer published at the adjustment date, it shall be that the Base Rent shall be increased automatically by four (4%) percent upon each lease anniversary date.

     4.  All other terms and conditions of the Lease shall remain the same.

IN WITNESS WHEREOF, the parties hereto execute this Amendment to Lease on the day and year first written above.

TENANT:                             LANDLORD:
------                              --------

MEDICODE, INC.                      E & H INVESTMENTS, INC.


By:/s/ Eileen Shanon                By: /s/ Illegible
   --------------------                 ---------------------------
Title: President                    Title: PRESIDENT
      -----------------                   -------------------------
Date:  5-1-92                        Date:  1st May 1992
     ------------------                   -------------------------

                       FIRST AMENDMENT TO LEASE AGREEMENT


     THIS FIRST AMENDMENT TO LEASE AGREEMENT is made and entered into as of the 31 day of May, 1991 by and between E & H INVESTMENTS, INC., a Washington
--
corporation ("Landlord") and MEDICODE OF UTAH, a Utah corporation (the
"Tenant").

     WHEREAS, under that certain Lease Agreement dated December 28, 1990 (the "Lease Agreement"), Landlord leased to Tenant the Designated Lease Premises (as defined in such Lease Agreement); and

     WHEREAS, Landlord and Tenant wish to amend the Lease Agreement as provided herein to add to the Designated Lease Premises certain additional space located on the Fourth Floor of Lakeside Plaza 2;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for good and valuable consideration the receipt and sufficiency for which are hereby acknowledged, the parties agree as follows:


     1.  Description of the Premises. Section 1.05 of the Lease Agreement is
         ---------------------------
hereby amended in its entirety to read as follows:

          1.05 Designated Lease Premises. Suite 500 consisting of approximately
               -------------------------
     21,227 rentable square feet, and Suite 425 consisting of approximately 5,242 rentable square feet, each located in Lakeside Plaza 2, at Salt Lake International Center in Salt Lake City, Utah.

     2.  Base Rent. Section 1.09 of the Lease Agreement is hereby amended in its
         ---------
entirety to read as follows:

         1.09  Base Rent (monthly amount). $18,748,88.
               -------------------------

     3.  Additional Rent. Section 1.15 of the Lease Agreement is hereby amended
         ---------------
in its entirety to read as follows:

         1.15 Tenant's Percentage Pro Rata Share of Excess Operating Expenses:
     26%.

     4.  Leased Premises. Exhibit A of the Lease Agreement, which is referred to
         ---------------
in Section 2 of the Lease Agreement, is hereby amended to add the plat attached hereto as Exhibit A-1.

     The Lease Agreement shall remain in full force and effect as herein modified or amended or except as has been previously modified or amended.

     IN WITNESS WHEREOF, this First Amendment to Lease Agreement has been executed the day and year first hereinabove written.

LANDLORD
                                    E & H Investments, Inc.,


                                    By_____________________


                                    Its____________________

TENANT

                                    Medicode of Utah



                                    By  /s/ Illegible           Eileen Shanon
                                       ---------------------------------------

                                    Its Secretary               President
                                       ---------------------------------------

                                  Exhibit A-1
                               [IMAGE NOT SHOWN]

                                 LAKESIDE PLAZA
                                 --------------
                                LEASE AGREEMENT
                                ---------------
                                 (Full Service)

     THIS LEASE AGREEMENT is made by and between E & H INVESTMENTS, INC., a Washington corporation (hereinafter called "Landlord"), and MEDICODE OF UTAH, a Utah corporation (hereinafter called "Tenant"),

                              W I T N E S S E T H:

     In consideration of the rents, covenants and agreements hereinafter set forth, Landlord demises and leases to Tenant and Tenant leases from Landlord the hereinafter described premises upon the following terms and conditions:

1.00    FUNDAMENTAL LEASE PROVISIONS
        ----------------------------
        1.01      Date of Lease Agreement: December 28, 1990

        1.02      Landlord's Address for Payment of Rent and for Notice: E & H Investments, Inc., 1220 116th N.E., Bellevue,
                  WA 98004

        1.03      Tenant's Trade Name: MEDICODE, INC.

        1.04      Tenant's Address for Notice: 5225 Wiley Post Way, Suite 500, Lakeside Plaza #2, Salt Lake City, UT
                  84116

        1.05      Designated Lease Premises: Suite 500 consisting of approximately 21,227 rentable square feet, located in Lakeside
                  Plaza 2, at Salt Lake International Center in Salt Lake City, Utah.

        1.06      Term Commencement: March 1, 1991

        l.07      Term Expiration: February 28, 1996, for a term of 5 years.

        1.08      Permitted Uses: General office use. Leased premises shall not be used for any other purposes whatsoever.

        1.09      Base Rent (monthly amount): $15,035.80

        1.10      Prepaid Rent: Rent due March 1, 1991

        1.11      Rent Commencement Date: March 1, 1991

        1.12      Security Deposit: None

        1.13      Required Occupancy Date: March 1, 1991

        l.l4      Parking: 110 unreserved stalls.

        1.15      Tenant's Percentage Pro Rata Share of Excess Operating Expenses: 20.96%

     1.16      Tenant's Base Year:  1991

     1.17      Rider Summary:  None


2.00 LEASED PREMISES
     ---------------

     Landlord, for and in consideration of the covenants and agreements hereinafter set forth to be kept and performed by Tenant, does hereby demise and lease to Tenant (for the term hereinafter stipulated) the premises (herein called the "premises") being that portion of a building, as shown crosshatched on the plat attached hereto and made a part hereof as Exhibit A, to be located in the building designated in Article 1.05 (hereinafter called the "Building") which is a part of the development in the City of Salt Lake City, County of Salt Lake and State of Utah, known as "Lakeside Plaza" and shown on the plat attached hereto and made a part hereof as Exhibit B (the "Development"), said premises being more particularly described in Article 1.05.

3.00 RENT
     ----

     Tenant does hereby covenant and agree with Landlord to pay to Landlord without deduction or set-off of any kind, rental comprised of both Base Rent and Additional Rent as hereinafter described:

     3.01  Base Rent.  Base Rent in the amount designated in Article 1.09
           ---------
shall be paid in advance, the first installment being prepaid as set forth in
Article 1.10, upon the first day of each and every month during the term hereof, commencing upon the date on which rental is determined to commence under the provisions of Article 1.11 hereof and ending according to the provisions of
Article 1.07. In the event such rental shall be determined under the provisions of Article 1.11 hereof to commence on a day other than the first day of a month, then the monthly installment of the Base Rent for the period from such commencement date until the first day of the month next following shall be prorated accordingly.

     3.02  Additional Rent. Tenant shall pay as Additional Rent its pro
           ---------------
rata share as set forth in Article 1.15 of Excess Operating Expenses over Operating Expenses for the Base Year, all as defined in Article 20. Such Additional Rent shall be paid in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. In addition, amounts due under Articles 9 and 21 shall be paid upon demand as Additional Rent.

     3.03  Interest and Late Charges. If Tenant fails to pay within ten (10)
           -------------------------                                --------
days of the date due ay rent or other amounts or charges which which Tenant is obligated to pay under the terms of this lease Agreement, the unpaid amount shall bear interest at the rate of eighteen (18%) per annum. Tenant acknowledges that the late payment of any monthly installment of base rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this lease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact

                                                            Illegible
                                                            ----------
                                                            Initials
amount of which is extremely difficult to ascertain. Therefore, in addition to interest, if any such installment is not received by Landlord within five (5) ten (10) days from the date it is due, Tenant shall pay Landlord to partially
--------
reimburse Landlord for the additional cost of handling such payment and for the inconvenience and loss of the use of such money a late charge of $250.00.
                                                              ----------
Acceptance of any interest or late charge shall not constitute a waiver of Tenant's default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this lease.

     3.04  Prepayment Prohibited. Tenant may not prepay any sums due
           ---------------------
hereunder more than one month in advance.

4.00 SECURITY DEPOSIT [NA]
     ----------------

5.00 CONSTRUCTION OF PREMISES
     ------------------------

     Landlord agrees, at Landlord's expense, to perform Landlord's work in the construction of the premises substantially in accordance with outlined specifications entitled "Description of Landlord's Work," attached hereto and made a part hereof as Exhibit C. All work on the premises other than that to be so performed by Landlord is to be done by Tenant, at Tenant's expense (hereinafter called "Tenant's Work"), and shall be subject to the provisions of this lease and the exhibits incorporated herein.

     5.01  Tenant's Contractor's Insurance. Tenant shall require any building
           -------------------------------
contractor of Tenant performing work in, on or about the premises to obtain and maintain at no expense to Landlord;

           (a) Commercial General Liability Insurance, including a Broad Form General Liability Endorsement in the amount of $1,000,000 naming Landlord and Tenant as additional insured.

           (b) Worker's Compensation Insurance for all contractor's employees working in the premises in an amount sufficient to comply with applicable laws or regulations.

           (c)  Employers Liability in an amount not less than $100,000.

           (d) Any other insurance as Tenant, Landlord or its mortgagee may require from time to time.

                                                            Illegible
                                                            ----------
                                                            Initials

     5.02  Rules and Regulations.  In the construction of the premises, Tenant
           ---------------------
shall conform to, and comply with, all federal, state, county and local laws, ordinances, permits, rules and regulations applicable thereto.

     5.03  Liability. In the event Landlord's Work and Tenant's Work shall
           ---------
progress simultaneously, Landlord shall not be liable for any injury to person or damage to property of Tenant, or of Tenant's employees, licensees or invitees, from any cause whatsoever occurring upon or about the premises unless
                                                                         ------
caused by the negligent or intentional acts or omissions of Landlord's agents or
--------------------------------------------------------------------------------
employees, and Tenant shall and will indemnify and save Landlord harmless from
---------
any and all liability and claims arising out of or connected with any such injury or damage,

     5.04  Delay.  Tenant hereby releases Landlord from any claim whatsoever
           -----
for damages against Landlord for any delay in the date on which the premises shall be ready for delivery to Tenant.

     5.05  Required Occupancy Date.  Notwithstanding anything contained in this
           -----------------------
lease to the contrary, Tenant is required to open for business to the public in the leased premises on or before the date set forth in Article 1.13.

6.00 ADDITIONAL CONSTRUCTION
     -----------------------

     Landlord hereby reserves the right at any time to make repairs, alterations or additions to, and to build additional stories on, the building in which the premises are contained and to build adjoining the same. Landlord also reserves the right to construct other buildings or improvements including elevated or multiple-deck parking facilities on Landlord's property from time to time and make alterations or additions thereto, and to build additional stories on any such building or buildings, and to build adjoining same. Any such repairs, alterations or additions may affect the locations and size of the common areas without affecting the terms and conditions of this lease.

7.00 CONDITION OF PREMISES
     ---------------------

     Prior to taking possession of the premises, Tenant shall inspect the premises; Landlord may accompany Tenant during such inspection with a completion punch list. Tenant's taking possession of the premises shall be conclusive evidence of Tenant's acceptance thereof in good order and satisfactory condition, subject only to those items noted during such inspection by Tenant and Landlord on the punch list as an uncompleted item and the subsequent
                                                      ------------------
completion of such items by Landlord to the reasonable satisfaction of Tenant.
-----------------------------------------------------------------------------
Tenant agrees that no representations, respecting the condition of the premises and no promises to decorate, alter, repair or improve the premises either before or after the execution hereof, have been made by Landlord or its agents to Tenant unless the same are expressly contained herein or made a part hereof or so noted on the punch list.

     Landlord is not aware of any hazardous wastes or substances or underground storage tanks on the premises; however, Landlord has not performed an

                                                            Illegible
                                                            ----------
                                                            Initials
environmental inspection or audit and makes no representations or warranties regarding the existence or absence of hazardous wastes or substances or underground storage tanks on the premises. Tenant acknowledges that it is of sufficient sophistication and financial ability to evaluate the risk of the presence of hazardous wastes or substances on the premises and determining whether to employ its own experts to advise Tenant concerning such risks.

8.00 ALTERATIONS
     -----------

     Tenant shall not make any structural or mechanical alterations in any portion of the premises, nor any alterations in the exterior of the premises, nor any interior alterations without, in each instance, first obtaining the written consent of Landlord. All alterations, additions, improvements, and Tenant's Work provided for herein, shall become, upon completion, the property of Landlord, subject to the terms of this lease. Any work so performed hereunder by Tenant shall be in conformity with those portions of this lease applicable to the initial construction of the premises.

9.00 REPAIRS AND MAINTENANCE
     -----------------------

     Landlord agrees, at its expense, to keep the roof, foundations, plumbing,
                                                                     --------
sprinkler mains, structural systems, and curtain walls of the premises including
                                                                       ---------
plate glass in good condition and repair, but Landlord shall not be obligated to
-----------
repair any such damage caused by the same being or becoming out of repair until it has had reasonable opportunity to have the same repaired after being notified in writing of the need of same by Tenant. In no way shall Landlord incur any expense for such repairs and maintenance where such repair and maintenance is occasioned by Tenant's negligence. Landlord shall not be liable to Tenant for any damage to trade fixtures or personal property of Tenant in the premises caused by water leakage from roof, water lines, sprinkler or heating and air conditioning equipment. Landlord agrees to maintain all heating, ventilating and cooling systems and all elevators and escalators within the Development and Tenant agrees to reimburse Landlord for Tenant's pro rata share of said expenses on a pro rata basis in the same manner as is set forth in Articles 3.02 and 20 herein. Tenant agrees, at Tenant's expense, to keep all other parts of the premises, in good order and repair, clean, sanitary and safe, including the replacement of equipment, fixtures and any non-standard electrical wiring fixtures or equipment and to paint the interior when necessary in order to maintain at all times a clean and sightly appearance. If Tenant refuses or neglects to make repairs and/or maintain the premises, or any part thereof, in a manner reasonably satisfactory to Landlord, Landlord shall have the right, upon giving Tenant reasonable written notice of its election to do so, to make such repairs or perform such maintenance on behalf of and for the account of Tenant. In such event, such work shall be paid for by Tenant as Additional Rent promptly upon receipt of a bill therefor, which shall include amounts for profit and overhead.

                                                            Illegible
                                                            ----------
                                                            Initials

10.00  FIXTURES AND PERSONAL PROPERTY
       ------------------------------

       Any trade fixtures, signs or other personal property of Tenant not permanently affixed to the premises shall remain the property of Tenant, and Landlord agrees that Tenant shall have the right, provided Tenant is not in default under the terms of this lease, at any time, and from time to time, to remove any and all of its trade fixtures, signs and other personal property which may be located or installed in the premises. Tenant at its expense shall immediately repair any damage occasioned to the leased premises by reason of the removal of any such trade fixtures, signs or other personal property, and upon expiration or earlier termination of this lease, shall leave the leased premises in a neat and clean condition, free of debris. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed on its business operation in the leased premises as well as upon its trade fixtures, leasehold improvements (including, but not limited to, those Tenant is required to make in accordance with the provisions of Article 5 hereof), and other personal property in, on or about the leased premises. If any such items of property are assessed with property of Landlord, then such assessment shall be equitably divided between Landlord and Tenant to the end that Tenant shall pay only its equitable proportion of such assessment.
Landlord shall determine the basis of so prorating any such assessments and such determination shall be binding upon Landlord and Tenant. No taxes, assessments, fees or charges referred to in this paragraph shall be considered as taxes under the provisions of Article 20 hereof.

11.00  LIENS
       -----

       Tenant agrees to pay promptly for any work done by or for the account of Tenant (or material furnished therefor) in or about the premises, and Tenant shall not permit or suffer any lien to attach to the premises and shall within ten (10) days cause any such lien, or any claim therefor to be released; provided, however, that in the event Tenant contests any such claim, Tenant agrees to indemnify Landlord and, if requested, to deposit with Landlord cash or a surety bond in form and with a company satisfactory to Landlord in an amount equal to twice the amount of such contested claim. Tenant agrees to indemnify Landlord for, and hold Landlord harmless from and against, any and all loss, costs, damage, liability or expense (including attorney's fees) arising out of or in connection with any work done by or for the account of Tenant.

12.00  INSURANCE
       ---------

       12.01  Insurance by Landlord. Landlord may maintain insurance for those
              ---------------------
perils and in amounts which would be considered prudent for similar income type property situated in the general area of the Building or which is required by any mortgagee or creditor of Landlord. The name insured on all policies of insurance maintained by Landlord shall be the Landlord, and if required, any mortgagee or creditor of Landlord. Cost of all insurance maintained by Landlord shall be considered as a part of the Operating Expenses for the Building, as referred to in Article 20.

                                                            Illegible
                                                            ----------
                                                            Initials

       12.02  Insurance by Tenant.  Tenant shall during the term of this lease
              -------------------
and at Tenant's cost, obtain and keep in effect, insuring Tenant, Landlord and all mortgagees and any other person or entity designated by Landlord as having an interest in the Building or land upon which it is situated (as their interests may appear), the following insurance:

              Insurance upon all property situated in the premises owned by Tenant or for which Tenant is legally liable and on fixtures and improvements installed in the premises by or on behalf of Tenant. Such policies shall be for an amount of not less than 100% of the full replacement cost with coverage against at least fire with standard extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage, If there is a dispute as to the replacement cost amount, the decision of the Landlord acting in a reasonable
                                                      ----------------------
manner shall be conclusive.
------

              Business interruption insurance in an amount sufficient to reimburse Tenant for direct or indirect loss of earnings attributable to perils commonly insured against by prudent tenants or attributable to prevention of access to the Building or premises as a result of such perils.

              Commercial General Liability insurance including fire, legal liability and contractual liability insurance coverage with respect to the Building and the premises. The coverage is to include activities and operations conducted by Tenant and any other person in the premises and Tenant and any other person performing work on behalf of Tenant and those for whom Tenant is by law responsible in any other part of the Building. Such insurance shall be written on a comprehensive basis with inclusive limits of not less than $1,000,000 Dollars for each occurrence for bodily injury and property damage or such higher limits as the Landlord, acting reasonably, may require from time to time. The limit of said insurance shall not, however, limit the liability of the tenant hereunder. Landlord shall be named as an additional insured on all liability policies maintained by Tenant.

              Worker's Compensation insurance for all Tenant's employees working in the premises in an amount sufficient to comply with applicable laws or regulations.

              Any other form of insurance as the Tenant, Landlord or its mortgagee, acting reasonably may require from time to time. Such insurance shall be in the form, amounts and for the risks which a prudent Tenant would insure.

              All policies of insurance maintained by Tenant shall be in a form acceptable to Landlord; issued by an insurer licensed to do business in Utah and require at least 30 days written notice to Landlord of termination or material alteration and waive, to the extent available, any right of subrogation against Landlord. All policies shall provide that the interests of Landlord, its mortgagee or those named insureds designated by Landlord shall not be invalidated because of any breach or violation of any warranties, representations, declarations or conditions contained in the policies. All policies must contain a severability of interest clause, a cross-liability clause and shall be primary and shall not call into contribution any other

                                                            Illegible
                                                            ----------
                                                            Initials
insurance available to Landlord, its mortgagee, or those named insureds designated by Landlord. If requested by Landlord, Tenant shall upon the commencement date of this lease and thereafter within 15 days prior to the expiration of each such policy, promptly deliver to Landlord certified copies or other evidence of such policies and evidence satisfactory to Landlord that all premiums have been paid and policies are in effect.

              If Tenant fails to secure or maintain any insurance coverage required by Landlord or should insurance secured not be approved by Landlord and such failure or approval not be corrected within 48 hours after written notice from Landlord, Landlord may, without obligation, purchase such insurance coverage required at Tenant's expense. Tenant shall promptly reimburse Landlord for any monies expended.

       12.03  Plate Glass.  Landlord shall be responsible for the maintenance,
              -----------   --------
repair and replacement of the plate glass in or on the premises but shall have the option either to insure the risk or to self insure,

13.00  INDEMNIFICATION
       ---------------

       Tenant shall and will indemnify and save harmless Landlord, and any other lessee, owner, independent contractor and/or operator in the Office Building or Development, their agents, officers and employees, from and against any and all loss, cost and liability, claims, demands, expenses, fees, fines, penalties, suits, proceedings, actions, and causes of action of any and every kind and nature arising or growing out of or in any way connected with Tenant's use, occupancy, management or control of the premises and/or Tenant's operations or activities in the Office Building and/or Development; provided that the foregoing provision shall not be construed to make Tenant responsible for losses, claims and costs associated therewith resulting from the gross negligence or willful misconduct of Landlord or of any officer, employee or agent contractor of Landlord. Landlord shall not be liable for any loss or damages incurred by Tenant as a result of the negligence or willful misconduct of any third party including other tenants of Landlord.

       This obligation to indemnify shall include but not be limited to reasonable legal and investigation costs and all other reasonable costs, expense and liabilities from the first notice that any claim or demand is to be made or nay be made whether or not a claim is actually made.

14.00  ACCESS TO PREMISES
       ------------------
       Tenant agrees that Landlord, its agents, employees, lenders, or servants, or any person authorized by Landlord, may enter the premises for the purpose of:
(a) inspecting the condition of the same; (b) making such repairs, additions or improvements thereto, or to the building of which they are a part, as Landlord may elect or be required to make; (c) exhibiting the same to prospective purchasers or prospective lenders of the building in which the promises are contained; and (d) exhibiting the premises to prospective tenants during the last sixty (60) days of the term hereof, and during such

                                                            Illegible
                                                            ----------
                                                            Initials
last 60 days placing notices in and upon said premises at such places as may be determined by Landlord. Tenant agrees that neither Tenant nor any person within Tenant's control will interfere with such notices. Landlord shall not disturb Tenant's conduct of business except in cases of emergency. Landlord shall not be liable to Tenant for any damage caused by any such entry except where such damage is caused by Landlord's gross negligence or willful misconduct.

15.00  SURRENDER OF PREMISES
       ----------------------

       Tenant shall, upon expiration of the term hereof, or earlier termination of this lease for any cause, effect the following:

       15.01  Building Apparatus.  Surrender to Landlord the premises including,
              ------------------
without limitation, all building apparatus, equipment then upon the premises, and all alterations, improvements and other additions thereto that may have been made or installed by either party to, in, upon or about the premises. If Tenant shall not be then in default, Tenant may remove its trade fixtures, signs and other personal property including moveable partitions, but not including light
                        -----------------------------
fixtures, floor and wall coverings, and fixed permanent partitions, which items
                                        ---------------
shall remain in the premises and become the property of Landlord without any payment therefore. The removal by Tenant of all such apparatus, equipment and personal property shall be done under Landlord's supervision and any damage occasioned by such removal shall be promptly repaired by Tenant at Tenant's expense and to Landlord's specifications.

       15.02  Tenant in Default.  If Tenant shall be then in default, Tenant
              -----------------
shall not have the right to remove any of said trade fixtures, signs and other personal property and the same shall remain and become the property of Landlord. Provided the Landlord agrees to execute a Landlord's waiver in favor of any
---------------------------------------------------------------------------
seller of personal property or lender financing Tenant's purchase of personal
-----------------------------------------------------------------------------
property, and such personal property shall not be subject to this provision.
---------------------------------------------------------------------------

       15.03  Damage to Premises.  The premises and all said property (other
              ------------------
than the trade fixtures, signs and other personal property which Tenant has the right to remove) shall be surrendered to Landlord by Tenant without any damage, injury, or disturbance thereto, or payment therefor. Tenant at its expense shall immediately repair any damage to the premises caused by his vacating the same or by Tenant's removal of such trade fixtures, signs and other personal property, and shall leave the premises in a neat and clean condition, free of debris.

       15.04  Failure to Remove Fixtures. If Tenant fails to remove said trade
              --------------------------
fixtures, signs and other personal property, which Tenant has a right to remove pursuant hereto, at or prior to the termination of the term hereof, or earlier termination of the lease, Landlord may, at its election (i) consider the same abandoned and remove and dispose of the same as Landlord's property, or (ii) remove and store the same for the account of Tenant and at Tenant's cost and expense.

                                                            Illegible
                                                            ----------
                                                            Initials

       15.05  Survival of Obligations.  Tenant's obligation to observe and
              -----------------------
perform any of the provisions of this Article shall survive the expiration of the term hereof or earlier termination of this lease.

16.00  TENANT'S CONDUCT OF BUSINESS
       ----------------------------

       Tenant covenants and agrees that it will operate during normal business hours and such other hours as it desires and conduct within the premises the
      ----------------------------------
business it is permitted to operate and conduct under the provisions of this lease, except while the premises are untenable by reason of fire or other casualty. Tenant agrees to conduct its business at all times in a first class manner consistent with reputable business standards and practices and that it will keep the premises in a neat, clean and orderly condition.

17.00  RULES AND REGULATIONS
       ---------------------

       Tenant covenants and agrees that Tenant will comply with reasonable rules and regulations set by Landlord from time to time for the operation of the Office Building and Development. A copy of the Building Rules and Regulations as presently adopted by Landlord are attached hereto as Exhibit D. Landlord shall not be liable to Tenant for the violation of any rules or regulations or the breach of any provisions in any lease by any other Tenant of the Office Building or Development.

18.00  TENANT'S PROPERTY
       -----------------

       Landlord, its agents or employees shall not be liable and Tenant waives all claims for any damage to persons or property located on the premises, sustained by Tenant or any person claiming through Tenant nor for the loss of or damage to any property of Tenant or of others whether caused by the Building or premises being out of repair or by the bursting or leakage of any water, gas, sewer or steam pipe or by theft or otherwise, whether caused by other tenants or persons in the Office Building or Development or in the premises, occupants of adjacent property, or public or quasi-public work unless caused by the gross negligence or willful misconduct of Landlord. All property of Tenant kept on the
           ---------------------
premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any claims arising out of damage to the same or damage to Tenant's business, including subrogation claims by Tenant's insurance carrier.

19.00  HOLDING OVER
       ------------

       If Tenant remains in possession of the premises after the expiration of this lease without a new lease reduced to writing and duly executed, even if Tenant shall have paid, and Landlord shall have accepted, rent in respect to such holding over, Tenant shall be deemed to be occupying the premises only as a tenant from month to month, subject to all covenants, conditions and agreements of this lease. In such event, the rental set forth in Article 1.09 hereof shall be increased by a factor of 1.25. Nothing contained in
   -----------------------------

                                                            Illegible
                                                            ----------
                                                            Initials
this Article 19 shall relieve Tenant for liability of damages suffered by Landlord on account of Tenant's holding over in the premises

20.00  OPERATING EXPENSES
       ------------------

       For the purpose of this Article, Operating Expenses are defined as set forth in Article 20.01.

       20.01  Operating Expenses.  All direct costs calculated on the accrual
              ------------------
basis of managing, operating, maintaining and repairing the Building and the Development, as determined by generally accepted accounting practices, including, by way of illustration and not limitation, the following: (a) for the Development - wages, salaries, payroll and all other direct expenses of employees engaged in the day-to-day management, operating and maintenance of the Development; landscaping maintenance; costs and upkeep of all parking and common areas, including driveways, sidewalks, malls, and courts but excluding the costs of managing, operating, maintaining and repairing other buildings in the Development; (b) for the Building - charges of independent contractors employed in connection with the operation, maintenance and repair of the Building; real property taxes and assessments; rent taxes; gross receipt taxes (whether assessed against Landlord or assessed against Tenant, and collected by Landlord, or both); and all other taxes, charges or fees for governmental services such as, but not limited to, fire protection, street, sidewalk and road maintenance; refuse removal; water and sewage charges; insurance premiums; utilities; glass replacement, window washing, janitorial services and supplies; labor; costs incurred in the management of the Building; security and/or other guard services; the cost of air conditioning and heating as well as the maintenance of the equipment; elevator and escalator maintenance; maintenance of energy and utility saving devices and equipment; supplies, material, equipment and tools, including maintenance; maintenance of ceiling light fixtures and replacement of light bulbs and tubes therefore; the amortized cost of any capital improvements
                                     ---------
made to the Building after completion of its construction as a labor-saving device or to affect other economies in the operation or maintenance of the Building, or made to the Building after the date of this lease that are required under any governmental law or regulation that was not applicable to the Building at the time that permits for the construction thereof were obtained, such costs to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance at a market rate; costs and upkeep of building common areas including loading platforms, washrooms, lounges, shelters and other facilities available for the common use of tenants, employees, invitees and the public. The Operating Expenses shall be adjusted to reflect an occupancy of 90% of the Building if the occupancy of the Building, averaged over the calendar year, is less than 90%.

       20.02  Base Year.  The Base Year is defined as the calendar year set
              ---------
forth in Article 1.16.

       20.03  Payment of Increases in Operating Expenses.  Tenant shall pay as
              ------------------------------------------
Additional Rent during the term of this lease its pro rata share, as set forth

                                                            Illegible
                                                            ----------
                                                            Initials
in Article 1.15, of increases in Operating Expenses over the Operating Expenses for the Base Year ("Excess Operating Expenses"). Said Excess Operating Expenses shall be paid in monthly installments (together with the monthly Base Rent) on or before the first day of each calendar month, in advance, in an amount estimated by Landlord for each calendar year.

       20.04  Statement.  Within ninety (90) days following the end of each
              ---------
calendar year, Landlord shall furnish to Tenant a statement, certified as correct by an officer of Landlord, showing the total amount of Operating Expenses for the calendar year just expired, and for each year after the Base Year, payments of Excess Operating Expenses made by Tenant during such calendar year. If Tenant's share of such Excess Operating Expenses for such calendar year shall exceed Tenant's payment so made, Tenant shall pay to Landlord the deficiency within ten (10) days after receipt of said statement. If Tenant's payments shall exceed Tenant's share of such Excess Operating Expenses, as shown on such statement, Tenant shall be entitled to offset the excess against payments next thereafter becoming due under this Article 20. Landlord shall use its best efforts to minimize such costs of operation and maintenance and other Operating Expenses in a manner consistent with good management practices.

       20.05  Final Assessment.  Tenant shall be liable for Excess Operating
              ----------------
Expenses for the year in which the lease terminates, even though the lease term has expired and Tenant has vacated the premises at the time that such Excess Operating Expenses are finally computed. Within ten (10) days after Tenant's receipt of a statement of the final computation of the Operating Expenses for the year in which the lease terminates, Tenant shall pay to Landlord or Landlord shall pay to Tenant, as the case may be, the amount by which the estimated payments made by Tenant were less than, or exceeded, Tenant's pro rata share of the Excess Operating Expenses.

21.00  SERVICES AND UTILITIES
       ----------------------

       Provided that Tenant is not in default hereunder and subject to the rules and regulations of the Building, Landlord shall furnish to the premises electricity for normal lighting and fractional horsepower office machines, heating and air conditioning required in Landlord's judgment for the comfortable use and occupation of the premises and janitorial services, five days per week, Monday through Friday (except for holidays). Landlord shall also maintain and keep lighted the common stairs, common entries and restrooms in the Building of which the premises are a part except for damage occasioned by the act of Tenant, which damage shall be repaired by Landlord at Tenant's expense. Landlord shall not be liable for, and Tenant shall not be entitled to, any reduction of rental by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident breakage, repairs, strikes, lockouts or other labor disturbances or labor disputes of any character or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. Landlord shall not be liable under any circumstances for a loss of or injury to property, however, occurring, through or in connection with or incidental to failure to furnish any of the foregoing. Wherever machines or

                                                            Illegible
                                                            ----------
                                                            Initials
equipment are used in the premises which generate heat or affect the temperature otherwise maintained by the air conditioning system, or are an abnormal burden upon such system, Landlord reserves the right, but shall have no obligation, to install supplementary air conditioning units in the premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereof shall be paid by Tenant to Landlord upon demand by Landlord.

       21.01  Excess.  Tenant will not, without written consent of Landlord, use
              ------
any apparatus or device in the premises, including, but without limitation thereto, electronic data processing machines, punch card machines and machines using in excess of One Hundred Twenty (120) volts, which will in any way increase the amount of electricity usually furnished or supplied for the use of the premises as general office space; nor connect with electric current except through existing electrical outlets in the premises, any apparatus or device, for the purpose of using electric current. If Tenant shall require water or electric current in excess of that usually furnished or supplied for the use of the premises as general office space, Tenant shall first procure the written consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause a water meter or electrical current meter to be installed in the premises to measure the amount of water and electric current consumed for any such use. Landlord consents to Tenant installing at its expense a submeter on a
          ---------------------------------------------------------------------
220 volt line serving the premises. The purchase, installation, maintenance and
----------------------------------
repair cost of such meters upon demand shall be paid by Tenant. Tenant shall pay to Landlord promptly upon demand therefor by Landlord for all such water and electric current consumed as shown by said meters, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed. If a separate meter is not installed, such excess cost for such water and electric current will be established by an estimate made by Landlord as the cost of furnishing electricity or service for the operation of such equipment or water service.

       21.02  Heating, Ventilating and Air Conditioning.  Heating, ventilating
              -----------------------------------------
and air conditioning ("HVAC"), to the premises shall be provided five (5) days a week, Monday through Friday, from 7:00 a.m. to 6:00 p.m. (except for holidays). Tenant shall pay, upon demand, the cost of any HVAC requested by Tenant to be
                                                    -------------------------
provided at times other than the normal business hours specified above. Should Landlord consent to provide HVAC at times other than those specified above, such costs shall be based upon the actual operating costs of HVAC supplied during such non-business hours to the HVAC zones of the Building containing the premises, which HVAC zones may be greater than the premises. Costs shall also include the cost of personnel required to operate and maintain the HVAC during such non-business hours.

22.00  PROPERTY TAXES
       --------------

       Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's equipment, furniture, fixtures and

                                                            Illegible
                                                            ----------
                                                            Initials
personal property located in the premises; except that which has been paid for by Landlord. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property. Tenant's failure to pay said taxes within the herein referenced time period shall give to Landlord all remedies available to it under Article 23.01. Landlord shall pay or
                                                           ---------------------
cause to be paid, before delinquency, any and all real property taxes and
-------------------------------------------------------------------------
assessments, including taxes on leasehold improvements in the promises, subject
-------------------------------------------------------------------------------
to Landlord's right to withhold payment thereof if it is in good faith
----------------------------------------------------------------------
contesting the amount or validity thereof.
-----------------------------------------

23.00  DEFAULTS BY TENANT
       ------------------

       The occurrence of any of the following shall constitute a material default and breach of this lease by Tenant:

          (i) Tenant shall fail to pay any installment of rent, or any other payment required to be made by Tenant hereunder within ten (10) days of the date such payment, pursuant to the terms of this lease, is due.

          (ii)   The abandonment or vacation of the premises by Tenant; and/or

          (iii) A failure by Tenant to observe and perform any other provision of this lease to be observed or performed by Tenant, or the occurrence of a prohibited event, where such failure or occurrence continues for fifteen (15)
                                                                 ------------
days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of such default is such that the same cannot reasonably be cured within such fifteen (15) day period, Tenant shall not be deemed to be in default
            ------------
if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion; and/or

          (iv) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the premises or of Tenant's interest in this lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the premises or of Tenant's interest in this lease, where such seizure is not discharged within thirty (30) days; and/or

          (v) If within any period of twelve (12) consecutive months of the term hereof, Tenant shall have been in default in the payment of rent

                                                            Illegible
                                                            ----------
                                                            Initials
hereunder three times or more. A default under this subparagraph (v) shall be deemed a non-curable default.

       23.01  Remedies in the Event of Default.
              --------------------------------

              (1) In the event of any default under this lease as hereinabove set forth or otherwise, Landlord may at any time thereafter, and without limiting Landlord in the exercise of any other legal remedy under law or in equity or otherwise which Landlord may have by reason of the default, serve written notice on Tenant requiring Tenant to alternatively within three (3) days after service of such notice (a) pay the rent or amount due or perform as required by the provision of the lease which Tenant has failed to observe, or
(b) surrender the premises to Landlord, all in accordance with Title 78, Chapter 36 of the Utah Code. In such event Landlord may recover from Tenant:

                   (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

                   (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rental loss that Tenant proves could have been reasonably avoided; plus

                   (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

                   (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this lease or which in the ordinary course of things would be likely to result therefrom; and

                  (v) At Landlord's election, such other amounts in addition or in lieu of the foregoing as may be permitted from time to time by applicable law including treble damages as permitted by Title 78, Chapter 36.

       The term "rent" as used herein shall be deemed to be and to mean the Base Rent and all other sums, including but not limited to Additional Rent, required to be paid by Tenant pursuant to the terms of this lease. All such sums, other than the Base Rent, shall be computed on the basis of the average monthly amount thereof accruing during the immediately preceding twenty-four (24) month period prior to default, except that if it becomes necessary to compute such rental before such twenty-four (24) month period has occurred, then such rental shall be computed on the basis of the average monthly amount accruing during such shorter period. As used in paragraphs (i) and (ii) above, the "worth at time of award" is computed by allowing interest at the rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                                                            Illegible
                                                            ----------
                                                            Initials

              (2) Landlord can continue this lease in full force and effect, regardless of whether or not Tenant is in default or has abandoned the premises, and the lease will continue in effect as long as Landlord does not terminate Tenant's right to possession and Landlord shall have the right to collect rent when due. In addition:

                   (i) During the period Tenant is in default, Landlord, at its election may enter the premises and relet them or any part of them upon such terms as Landlord in its sole discretion shall deem appropriate. Any rentals received by Landlord from such reletting shall be applied: first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting, including, but not limited to leasing commissions and attorney's fees incident to such default, re-entry and reletting; third, to the payment of the cost of any alterations and repairs to the premises; and fourth, to the payment of rent due and unpaid hereunder. Tenant shall pay any deficiency in such amounts as determined by Landlord, to Landlord within ten (10) days of receipt of a statement setting forth the amount of such deficiency,

                   (ii) Neither Landlord's acts of maintenance or preservation or efforts to relet the premises, nor the appointment of a receiver upon the initiative of the Landlord to protect Landlord's interest under the lease, nor re-entry or taking possession of the premises by Landlord pursuant to this Article 23, shall be construed as an election to terminate this lease or constitute a termination of Tenant's rights to possession, nor shall it cause a forfeiture of rents and other amounts remaining to be paid during the balance of the term of this lease unless Landlord notifies Tenant in writing that Landlord elects to terminate this lease, or unless termination is decreed by a court of competent jurisdiction.

                   (iii) Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after reletting elect to terminate this lease for any such default.

              (3) In the event of any such default by Tenant, Landlord shall also have the right to re-enter the premises and remove all persons and property from said premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

24.00  RECONSTRUCTION
       --------------

       24.01  Insured Casualty.  If the premises or the Building of which the
              ----------------
premises are a part are damaged by fire or other perils fully covered by extended coverage insurance, Landlord shall forthwith determine the amount of time after the issuance of any requisite permits required to complete the repair of such damage. Landlord shall notify Tenant in writing of such determination ("Landlord's Determination") within thirty (30) days after the occurrence of such damage. If Landlord reasonably determines that such repairs can

                                                            Illegible
                                                            ----------
                                                            Initials
be accomplished within one hundred eighty (180) days after the issuance of any requisite permits, Landlord shall forthwith repair the same. If Landlord reasonably determines that such repairs could not be accomplished within one hundred eighty (180) days after the issuance of any requisite permits or the Insurance proceeds received by Landlord are not sufficient to effect such repair, then Landlord shall have the option (i) to repair or restore such damage, this lease continuing in full force and effect, or (ii) give notice to Tenant, concurrently with Landlord's determination, terminating this lease as of the date specified in such notice, which dates shall be not less than thirty
(30) days and no more than sixty (60) days after the giving of such notice. If Landlord gives such notice, this lease shall expire and all interest of the Tenant in the premises shall terminate on the date so specified in such notice and Tenant shall pay the rent, reduced by an amount proportionate to the extent, if any, to which such damage reduces Tenant's square footage of its premises up to the date of such termination. If Landlord elects to give such notice of Landlord's intent to cancel and terminate this lease, then Tenant shall have the right, within ten (10) days after the receipt of such notice, to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this lease shall be canceled and terminated as of the date and on the conditions set forth above, Landlord shall not repair damages to Tenant's fixtures or equipment, or Tenant Improvements made by Tenant. If
                                                                       --
Landlord determines that repairs cannot be accomplished within the one hundred
------------------------------------------------------------------------------
eighty (180) day period or the insurance proceeds are not sufficient to effect
------------------------------------------------------------------------------
such repair, Tenant shall have the right to terminate this lease within 30 days
-------------------------------------------------------------------------------
of such determination by giving written notice to Landlord of such termination.
------------------------------------------------------------------------------

       24.02  Uninsured Casualty.  If, at any time during the term hereof, the
              ------------------
premises are damaged, except by a negligent or intentional act or omission of Tenant or any of Tenant's agents, employees or invitees, and such damage was caused by a casualty not covered by fire and extended coverage insurance, or for which there are insufficient insurance proceeds to fully pay for the cost of such repairs, Landlord may, at Landlord's option, either (i) repair such damages as soon as reasonably possible at Landlord's expense, in which event this lease shall continue in full force and effect; or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this lease. If Landlord has exercised option (ii) above, Tenant shall have the right within ten (10) days after the receipt of Landlord's notice of intention to cancel, to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period, this lease shall be cancelled and terminated as of the date of the occurrence of such damage. Landlord shall have the option not to terminate this lease in the event such destruction resulted from the negligent or intentional acts or omissions of Tenant or any of

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                                                            ----------
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                                      -17-

Tenant's agents, employees or invitees, and in such event, Tenant shall continue to be responsible for all rent and other obligations under this lease,

       24.03  Casualty at End of Term.  If the premises or the Building are
              -----------------------
damaged during the last twelve (12) months of the term of this lease, Landlord or Tenant may, at either's option, by giving written notice to the other party
---------         --------                                     ---------------
within thirty (30) days after the date of occurrence of such damage, either (i) cancel and terminate this lease as of the date of occurrence of such damage. If
                                                                             --
this lease is not terminated the burden of the cost of repair of the damage
----------------------------
shall be allocated as provided in this Article 24.

       24.04  Abatement of Rents; Tenant's Remedies.  If the premises or the
              -------------------------------------
Building is damaged, and Landlord or Tenant repairs or restores them pursuant to the provisions of this Article 24, the rent payable hereunder while such damage, repair or restoration continues shall be abated in proportion to the reduced amount of useable square footage of Tenant's premises; provided, however, that the aggregate amount of abatement hereunder shall not exceed the total of rent payable under Article 1.09 for a period of six (6) months. Notwithstanding anything to the contrary contained herein Tenant shall not be entitled to an abatement of rent if the premises or Building was damaged due to the negligent or intentional act or omission of Tenant or any of Tenant's agents or employees or invitees.

       24.05  Repair of Tenant's Property.  Landlord shall not be required to
              ---------------------------
make any repairs or replacements of any other kind, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, partitions, or any other property installed in the premises by Tenant. Tenant shall obtain its own fire and casualty insurance to protect against loss in the event of damage to such elements by fire or other perils covered by extended coverage insurance. Tenant shall be obligated to either
                                                                     ------
obtain a waiver of subrogation in such policies or name Landlord as an
                                                ----------------------
additional insured on such policies, and hereby releases and indemnifies
-----------------------------------
Landlord from any claims as a result of such casualty.

       24.06  Exclusive Remedy.  The Tenant shall not be entitled to any
              ----------------
compensation or damages from Landlord for loss of the use of the whole or any part of the premises or of Tenant's personal property, or for any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration, except the abatement of rent specified in this Article 24.

25.00  EMINENT DOMAIN
       --------------
       In the event the entire premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this lease shall terminate and expire as of the date of such taking, and both Landlord and Tenant shall thereupon be released from any liability thereafter

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                                                            ----------
                                                            Initials
accruing hereunder. In the event more than twenty-five percent (25%) of the square footage of floor area (including mezzanine, if any) of the premises is taken under the power of eminent domain by any public or quasi-public authority, or if by reason of any appropriation or taking, regardless of the amount so taken, the remainder of the premises is not usable for the purposes for which the premises were leased, then either Landlord or Tenant shall have the right to terminate this lease as of the date Tenant is required to vacate a portion of the premises so taken upon giving notice to the other in writing of such election within sixty (60) days after the date of such taking. In the event of such termination, both Landlord and Tenant shall thereupon be released from any liability thereafter occurring hereunder.

       25.01  Compensation.  Whether or not this lease is terminated, Landlord
              ------------
shall be entitled to the entire award or compensation in such proceedings, but nothing herein shall be deemed to affect Tenant's right to bring a separate action to recover damages for the loss of its fixtures and personal property. If this lease is terminated as hereinabove provided, and provided that Tenant is not in default of any of the covenants, conditions or provisions of this lease all items of rent, additional rent and other charges for the last month of Tenant's occupancy shall be prorated, and Landlord agrees to refund to Tenant any rent, additional or other charges paid in advance.

       25.02  Non-termination.  If both Landlord and Tenant elect not to so
              ---------------
terminate this lease, Tenant shall remain in that portion of the premises which shall not have been appropriated or taken as herein provided and Landlord agrees, at Landlord's cost and expense, to, as soon as reasonably possible, restore the remaining portion of the premises to a complete unit of like quality and character as existed prior to such appropriation or taking; and thereafter the base Rent provided for in Article 1.09 hereof shall be adjusted on an equitable basis, taking into account the relative value of the portion taken as compared to the portion remaining. For the purpose of this Article 25, a voluntary sale or conveyance in lieu of condemnation, but under threat of condemnation, shall be deemed an appropriation or taking under the power of eminent domain.

26.00  SUBORDINATION AND ATTORNMENT
       ----------------------------

     This lease is subject and subordinate to all ground or underlying leases, mortgages and deeds of trust which now affect the Building or any part of the Building and to all renewals, modifications, consolidations, replacements and extensions thereof. This lease may, at the option of Landlord, be subordinate to any ground or underlying leases, mortgages, deeds of trust or other lien which may hereafter affect the Building or any part thereof and Tenant will execute and deliver upon the demand of Landlord from time to time any and all instruments desired by Landlord, subordinating in the manner requested by Landlord, this lease to such lease, mortgage, deed of trust or other lien, provided such lease, mortgage, deed or trust or lien provides that in the event of the termination of such lease or foreclosure of such mortgage, deed of trust or lien, any successor to any interest of Landlord in the Building will not disturb Tenant's possession of the premises if Tenant attorns to

                                                            Illegible
                                                            ----------
                                                            Initials
such successor as Landlord and otherwise performs its obligations under this lease. Tenant agrees that Tenant shall attorn to any Landlord under any ground lease affecting the Building in the event of the termination or cancellation of such ground lease or to any purchaser upon foreclosure or sale pursuant to any lien. In the event of termination of such ground lease or foreclosure of such mortgage, deed of trust or other lien, any successor to any interest of Landlord in the Building shall have no liability to repay to Tenant any security deposit paid to any prior Landlord. Landlord may from time to time grant or declare such restrictions or covenants as may be reasonably required by Landlord relating to all or any portion of the Building and the provisions of all such documents shall be senior to this lease and Tenant shall sign any of such documents upon request of Landlord provided such documents do not unreasonably interfere with the use of the premises by Tenant as permitted by this lease.

27.00  ASSIGNMENT, SUBLETTING AND OWNERSHIP
       ------------------------------------

       Except with Landlord's prior written consent, Tenant shall not transfer, assign, sublet, enter into license or concession agreements change ownership or hypothecate, by operation of law or otherwise (collectively referred to in this Article 27 as a "transfer"), this lease or any part thereof or interest therein or the Tenant's interest in and to the premises. In the event Tenant desires to transfer this lease or any part thereof or interest therein, Tenant shall give Landlord written notice thereof including financial statements of the transferee for the three most recent years and a current quarterly update, in reasonable detail. Unless Landlord consents in writing to the transfer, any attempt to transfer shall be void and confer no rights upon any third person. Landlord has no obligation whatsoever to consent to an assignment or sublease and, without limiting the generality of the foregoing, Landlord will refuse to consent to an assignment or sublease if:

           (i) the proposed use of the premises shall be different from that permitted under Article 1.08 of this lease; and/or

           (ii) the character, reputation or financial responsibility of the proposed assignee is not satisfactory in Landlord's judgment; or, in any event, not at least equal to those possessed by Tenant (or represented to be possessed by Tenant) as of the date of execution of this lease; or

           (iii) the proposed assignee fails to agree in writing to an increased rental rate of other lease modification and to otherwise assume and be bound by all of the other obligations of Tenant under the lease, as provided below.

Each transfer, to which Landlord has consented shall be by instrument in writing, in form and content satisfactory to Landlord, and shall be executed by the transferor, assignor, sublessor, licensor, concessionaire, hypothecator or mortgagor and the transferee, assignee sublessee, licensee, concessionaire, or mortgagee; the provisions of such transfer shall also be enforceable by Landlord as a third party beneficiary.

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                                                            ----------
                                                            Initials

       27.01  Consent Not a Release of Tenant.  Unless the terms of the lease
              -------------------------------
have been modified by Landlord and agreed to by the transferee in writing no consent to transfer given by Landlord pursuant to the foregoing shall be deemed to release Tenant from any liability under this lease, nor, after any consent to transfer, shall Landlord's failure to give Tenant notice of default under any of the terms or conditions of this lease release Tenant from any liability hereunder. Without limiting any of the Landlord's rights hereunder, Landlord shall have the right, in the event of an attempted transfer to declare this lease null and void and of no further force and effect thereby permitting Landlord to negotiate with the prospective assignee for a lease on terms and conditions acceptable to Landlord.

       27.02  Attorney's Fees.  Tenant agrees to reimburse Landlord for
              ---------------
Landlord's attorney's fees in an amount not less than $200.00 incurred in conjunction with the processing and documentation of any such requested transfer of this lease or tenant's interest in and to the premises. The consent by Landlord to any transfer shall not constitute a waiver of the necessity for such consent to any subsequent attempted transfer.

       27.03  Change of Control.  If Tenant is a corporation or partnership and
              -----------------
if the control thereof through a change in the board of directors or partners changes at any time during the term hereof, then Landlord, at its option, may declare such a change a transfer and therefore a breach or default of this lease, subject to the remedies provided for default in Article 23 hereof. Landlord agrees that it will not unreasonably withhold its consent to such a
----------------------------------------------------------------------------
change of control, nor unreasonably delay making such a decision.
-----------------------------------------------------------------

       27.04  Involuntary Assignment.  No interest of Tenant in this lease shall
              ----------------------
be assignable by operation of law, legal process, receivership, bankruptcy or otherwise ("involuntary assignment"). An involuntary assignment shall include but not be limited to the following:

              (i) If Tenant is or becomes bankrupt or insolvent; makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent or makes an assignment for the benefit of creditors; and/or

              (ii) If a writ of attachment or execution is levied on this lease; and/or

              (iii) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the premises.

An involuntary assignment shall constitute a default by Tenant, and Landlord shall have the right to elect to terminate this lease, in which case this lease shall not be treated as an asset of Tenant. If a writ of attachment or execution is levied on this lease or a receiver is appointed, Tenant shall have thirty (30) days in which to cause the attachment or execution or

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                                                            ----------
                                                            Initials
receiver to be removed. If any involuntary proceeding in bankruptcy is brought against Tenant, Tenant shall have sixty (60) days in which to have the involuntary proceedings dismissed.

28.00  LAWS AND ORDINANCES
       -------------------

       Tenant agrees to comply with all laws, ordinances, orders and regulations affecting the use and occupancy of the premises and the cleanliness, safety, or operation thereof. Tenant agrees to comply with the regulations and requirements of any insurance underwriter, inspection bureau or similar agency with respect to that portion of the premises installed or used by Tenant.
Tenant also agrees to permit Landlord to comply with such recommendations and requirements with respect to that portion of the premises installed by Landlord. In addition, Tenant agrees to comply, to the extent that the same may be applicable to the premises, with the standards and requirements of the Williams-Steiger Act (PL91-596), known as the "Occupational Safety and Health Act of 1970," notwithstanding the fact that Tenant may otherwise be exempted from the provisions of said Act.

       28.01  Use of leased Premises.  Tenant agrees not to: (i) permit any
              ----------------------
immoral practice to be carried on or committed on the premises; (ii) make use of or allow the premises to be used for any purposes other than that permitted under Article 1.08; (iii) keep or use or permit to be kept or used on the premises any inflammable fluids or explosives without the prior written permission of Landlord; (iv) use the premises for any purpose whatsoever which might create a nuisance or injure the reputation of the promises or of the Building; (v) deface or injure the Building or the premises; (vi) overload the floors; (vii) commit or suffer any waste; or (viii) install any electrical equipment that overloads lines.

       28.02  Electrical Requirements.  In connection with the installation of
              -----------------------
any electrical equipment at the premises, Tenant shall, at Tenant's own expense,
                         ---------------
make from time to time whatever changes are necessary to comply with the requirements of the insurance inspectors, underwriters and governmental authorities.

29.00  WAIVER OF SUBROGATION
       ---------------------

       Tenant does hereby covenant and agree with Landlord that it will either
                                                                        ------
(a) waive and does hereby waive the application to Landlord of any subrogation
---
clause arising out of any contract of property insurance into which the Tenant has entered or may enter with any insurer, and hereby releases Landlord from any subrogation claim any insurer might have, or claim against Landlord arising out of any contract of property insurance or (b) name Landlord as an additional
                                      -------------------------------------
insured on any insurance policy to be carried by Tenant as provided for herein.
------------------------------------------------------------------------------
Landlord on its parts covenants and agrees with Tenant that it will waive and does hereby waive the application to Tenant of any subrogation clause arising out of any contract of property insurance into which the Landlord has entered or may enter with any insurer, and hereby releases said Tenant from any subrogation claim that any insurer might have or claim against

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                                                            ----------
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                                      -22-

Tenant arising out of any contract of insurance between the Landlord and such insurer.

30.00  ATTORNEY'S FEES
       ---------------

       In the event that at any time during the term of this lease or thereafter, either Landlord or Tenant shall institute any action or proceeding against the other relating to the provisions of this lease, on any default hereunder, then and in that event, the unsuccessful party in such action or proceeding agrees to reimburse the successful party for the reasonable expense of attorney's fees and disbursements incurred therein by the successful party whether or not the action is prosecuted to judgment. This Article 30 shall survive the expiration of this lease.

31.00  SALE OF PREMISES BY LANDLORD
       ----------------------------

       In the event of any sale or exchange of the Building of which the premises are a part by Landlord and assignment by Landlord of this lease, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this lease arising out of any act, occurrence or omission relating to the premises or this lease occurring after the consummation of such sale or exchange and assignment.

32.00  NOTICES
       -------

       Notices and demands required or permitted to be given hereunder shall be given by certified mail or by a regular commercial air courier addressed, if to Landlord, at the address at which the last rental payment was made or required to be made as directed by Landlord, directly and specifically to the Vice President, Property Management and Operations and if to Tenant, addressed to Tenant at the premises, or such other address as was last specified by written notice by Landlord or Tenant. All notices from Tenant to Landlord hereunder shall also require Tenant to send a copy of such notice to Landlord's mortgagee(s).

33.00  REMEDIES
       --------

       All rights and remedies of Landlord herein created or otherwise extending at law are cumulative, and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to the exercise of any other. All such rights may be exercised and enforced concurrently and whenever and as often as deemed desirable.

34.00  SUCCESSORS AND ASSIGNS
       ----------------------

       All covenants, promises, conditions, representations and agreements continued herein shall be binding upon, apply and inure to the parties hereto and their respective heirs, executors, administrators, successors and assigns; it

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                                                            ----------
                                                            Initials
being understood and agreed, however, that the provisions of Article 27 hereof, are in nowise impaired by this Article 34.

35.00  REPRESENTATIONS
       ---------------

       It is understood and agreed by Tenant that Landlord and Landlord's agents have made no representations or promises with respect to the premises, Building Development or the making or entry into this lease, except as in this lease expressly set forth, and that no claim or liability, or cause for termination, shall be asserted by Tenant against Landlord for, and Landlord shall not be liable by reason of, the breach of any representations or promises not expressly stated in this lease.

36.00  WAIVER
       ------

       The failure of Landlord to insist upon strict performance by Tenant of any of the covenants, conditions, and agreements of this lease shall not be deemed a waiver of any of Landlord's rights or remedies and shall not be deemed a waiver of any subsequent breach or default by Tenant in any of the covenants, conditions and agreements of this lease. No surrender of the premises shall be effected by Landlord's acceptance of rental or by any other means whatsoever unless the same be evidenced by Landlord's written acceptance of such as a surrender.

37.00  INTERPRETATION
       --------------

       The parties hereto agree that it is their intention hereby to create only the relationship of Landlord and Tenant, and no provision hereof, or act of either party hereunder, shall ever be construed as creating the relationship of principal and agent, or a partnership, or a joint venture or enterprise between the parties hereto.

38.00  COVENANT OF TITLE
       -----------------

       Landlord covenants that it has full right, power and authority to make this lease, and that Tenant upon payment of the rentals and performance of the covenants upon Tenant's part to be performed hereunder, shall and may peaceably and quietly have, hold and enjoy the premises and improvements thereon during the term or any renewal or extension hereof. The above referenced covenants shall apply only to the Tenant hereunder and shall not be assignable to any assignee or subtenant under this lease should Landlord permit such an event.

39.00  WAIVER OF REDEMPTION
       --------------------

       Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in event of Landlord obtaining possession of the premises by reason of the violation by Tenant of any of the covenants and conditions of this lease or otherwise. The rights given to Landlord herein

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                                                            Initials
are in addition to any rights that may be given to Landlord by any statute or otherwise.

40.00  FEES
       ----

       Tenant warrants and represents that it has not had negotiations with or dealt with any realtor, broker or agent in connection with the negotiation and execution of this lease, and Tenant agrees to pay and to hold Landlord harmless from any cost, expense or liability (including cost of suit and reasonable attorney's fees) for any compensation commissions or charges claimed by any realtor, broker or agent with respect to this lease and negotiation thereof with the exception of Landlord's broker, Coldwell Banker Commercial Real Estate Services, Salt Lake City, Utah, whose fees are paid by Landlord.

41.00  LEASE STATUS
       ------------

       Within ten (10) days and upon request of Landlord, Tenant will execute, acknowledge and deliver to Landlord a tenant estoppel prepared by Landlord, stating, if the same be true, that this lease is a true and exact copy of the lease between the parties hereto, that there are no amendments hereof (or stating what amendments there may be), that the same is then in full force and effect and that, to the best of Tenant's knowledge, there are then no offsets, defenses or counterclaims with respect to the payment of rent reserved hereunder or in the performance of the other terms, covenants and conditions hereof on the part of Tenant to be performed, and that as of such date no default has been declared hereunder by either party hereto and that Tenant at the time has no knowledge of any facts or circumstances which it might reasonably believe would give rise to a default by either party. Tenant's failure to execute such statement within the time period set forth herein shall be conclusively deemed an admission that the lease is in full force and effect and that there are no offsets, defenses or counterclaims with respect to Landlord. Tenant hereby acknowledges that said certificate may be relied upon by any existing or prospective lender or purchaser. Landlord will similarly execute, acknowledge
                                 --------------------------------------------
and deliver to Tenant a Landlord estoppel, at the request of Tenant.
--------------------------------------------------------------------

42.00  RECORDING
       ---------

       Tenant shall not record this lease without the written consent of Landlord; however, upon the request of either party hereto the other party shall join in the execution of a memorandum or so-called "short form" of this lease for the purposes of recordation. Said memorandum or short form of this lease shall describe the parties, the premises and the term of this lease and shall incorporate this lease by reference. Upon such a request by Tenant, Tenant shall execute a quit claim deed in favor of Landlord or such other instrument as Landlord may designate upon the expiration or sooner termination of the lease.

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                                                            ----------
                                                            Initials

43.00  FORCE MAJEURE
       -------------

       In the event that Landlord shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this lease, then performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this Article shall not operate to excuse Tenant from the prompt payment of Base Rent, or Additional Rent or any other payments required by the terms of this lease.

44.00  MORTGAGE PROTECTION CLAUSE
       --------------------------

       Tenant agrees to give any mortgagee and/or trust deed holders, by certified mail or by a regular commercial air courier, a copy of any notice of default served upon Landlord provided that prior to such notice Tenant has been notified, in writing (by way of notice of assignment of rents and leases or otherwise), of the address of such mortgagees and/or trust-deed holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this lease, then the mortgagees and/or trust deed holder shall have an additional 30 days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if within such 30 days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to commencement of foreclosure proceedings, if necessary to effect such cure); in such event this lease shall not be terminated while such remedies are being so diligently pursued.

45.00  PARKING
       -------

       Landlord shall provide Tenant with parking spaces as designated in
Article 1.14. Said parking spaces shall be located within the Development and shall be subject to Landlord's designation. Landlord reserves the right at any time to change the location and designation but not the quantity of said spaces
                                            --------------------
throughout the entire term of this lease. In the event that Landlord should change such location, Tenant agrees to comply with such change the day following notification of such change, provided that the new location and designation are
                             --------------------------------------------------
in reasonable proximity to the premises and are generally of the same quality as
--------------------------------------------------------------------------------
before the change.
-----------------

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                                                            ---------
                                                            Initials

47.00  CAPTIONS
       --------

       Captions throughout this instrument are for convenience and reference only and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this lease.

48.00  PARTIAL INVALIDITY
       ------------------

       If any term or provision of this lease or the application thereof be invalid or unenforceable, the remainder of this lease or the application of such term or provision to the persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this lease shall be valid and enforced to the fullest extent permitted by law.

49.00  GOVERNING LAW
       -------------

       This lease shall be governed by the laws of the State of Utah.

50.00  ENTIRE AGREEMENT
       ----------------

       This lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this lease may be modified, waived, amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. Furthermore, oral modifications, which are prohibited and invalid, may not be asserted by either party to this lease against any successor or assigns of either party to this lease. This lease shall not be effective or binding on any party until fully executed by both parties hereto.

51.00  NO OPTION
       ---------

       The submission of this lease for examination does not constitute a reservation of or option for the premises and this lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

                                                            Illegible
                                                            ---------
                                                            Initials

       IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement on the day and year first above mentioned.

                                    LANDLORD:

                                    E & H INVESTMENTS, INC.
                                     a Washington corporation
Attest:

________________________            By__________________________


                                    TENANT:

                                    MEDICODE OF UTAH.
                                     a Utah corporation
Attest:

________________________      BY /s/ Illegible            Secretary
                                 ---------------------------------------


                                 /s/ Illegible            Vice President
                                 ----------------------------------------

                                                                Illegible
                                                                ----------
                                                                Initials

     IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement on the day and year first above mentioned.

                                    LANDLORD:

                                    E & H INVESTMENTS, INC.
                                     a Washington corporation
Attest:

                                    By /s/ Illegible
______________________                 ---------------------------


                                    TENANT:

                                    MEDICODE OF UTAH.
                                     a Utah corporation
Attest:

______________________              By______________________



                                                            --------
                                                            Initials

                                   I N D E X

                                                              Page
                                                              ----
 1.00      FUNDAMENTAL LEASE PROVISIONS...................      1
           ----------------------------
 2.00      LEASED PREMISES................................      2
           ---------------
 3.00      RENT...........................................      2
           ----
 4.00      SECURITY DEPOSIT...............................      3
           ----------------
 5.00      CONSTRUCTION OF PREMISES.......................      3
           ------------------------
 6.00      ADDITIONAL CONSTRUCTION........................      4
           -----------------------
 7.00      CONDITION OF PREMISES..........................      4
           ---------------------
 8.00      ALTERATIONS....................................      5
           -----------
 9.00      REPAIRS AND MAINTENANCE........................      5
           -----------------------
10.00      FIXTURES AND PERSONAL PROPERTY.................      6
           ------------------------------
11.00      LIENS..........................................      6
           -----
12.00      INSURANCE......................................      6
           ---------
13.00      INDEMNIFICATION................................      8
           ---------------
14.00      ACCESS TO PREMISES.............................      8
           ------------------
15.00      SURRENDER OF PREMISES..........................      9
           ---------------------
16.00      TENANT'S CONDUCT OF BUSINESS...................     10
           ----------------------------
17.00      RULES AND REGULATIONS..........................     10
           ---------------------
18.00      TENANT'S PROPERTY..............................     10
           -----------------
19.00      HOLDING OVER...................................     10
           ------------
20.00      OPERATING EXPENSES.............................     11
           ------------------
21.00      SERVICES AND UTILITIES.........................     12
           ----------------------
22.00      PROPERTY TAXES.................................     13
           --------------
23.00      DEFAULTS BY TENANTS............................     14
           -------------------

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                                                            ----------
                                                            Initials

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                                                              ----

24.00      RECONSTRUCTION.............................         16
           --------------
25.00      EMINENT DOMAIN.............................         18
           --------------
26.00      SUBORDINATION AND ATTORNMENT...............         19
           ----------------------------
27.00      ASSIGNMENT, SUBLETTING AND OWNERSHIP.......         20
           ------------------------------------
28.00      LAWS AND ORDINANCES........................         22
           -------------------
29.00      WAIVER OF SUBROGATION......................         22
           ---------------------
30.00      ATTORNEY'S FEES............................         23
           ---------------
31.00      SALE OF PREMISES BY LANDLORD...............         23
           ----------------------------
32.00      NOTICES....................................         23
           -------
33.00      REMEDIES...................................         23
           --------
34.00      SUCCESSORS AND ASSIGNS.....................         24
           ----------------------
35.00      REPRESENTATIONS............................         24
           ---------------
36.00      WAIVER.....................................         24
           ------
37.00      INTERPRETATION.............................         24
           --------------
38.00      COVENANT OF TITLE..........................         24
           -----------------
39.00      WAIVER OF REDEMPTION.......................         24
           --------------------
40.00      FEES.......................................         25
           ----
41.00      LEASE STATUS...............................         25
           ------------
42.00      RECORDING..................................         25
           ---------
43.00      FORCE MAJEURE..............................         26
           -------------
44.00      MORTGAGE PROTECTION CLAUSE.................         26
           --------------------------
45.00      PARKING....................................         26
           -------
47.00      CAPTIONS...................................         27
           --------
48.00      PARTIAL INVALIDITY.........................         27
           ------------------


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                                                            ----------
                                                            Initials

                                                              Page
                                                              ----
49.00      GOVERNING LAW..............................         27
           -------------
50.00      ENTIRE AGREEMENT...........................         27
           ----------------
51.00      NO OPTION..................................         27
           ---------

EXHIBIT A:  FLOOR PLAN
            ----------
EXHIBIT B:  TRIAD CENTER
            ------------
EXHIBIT C:  LANDLORD'S WORK
            ---------------
EXHIBIT D:  BUILDING RULES AND REGULATIONS
            ------------------------------
                                                            Illegible
                                                            ----------
                                                            Initials

                                   EXHIBIT D
                       ATTACHED TO AND FORMING A PART OF
                                LEASE AGREEMENT
                            DATED AS OF MAY 1, 1990
                                    BETWEEN

                            E & H INVESTMENTS, INC.

                                      AND

                          MEDICODE OF UTAH, AS TENANT

                         BUILDING RULES AND REGULATIONS
                         ------------------------------

     The following Building Rules are additional provisions of the foregoing lease Agreement to which they are attached. The terms used herein have the same meanings as these terms are given in the lease.

     l. Use of Common Areas. Tenant will not obstruct the sidewalks, halls,
        -------------------
passages, exits and entrances, elevators or stairways of the Building ("Common Areas"), and Tenant will not use the Common Areas for any purpose other than ingress and egress to and from the premises. The Common Areas, except for the sidewalks, are not open to the general public and Landlord reserves the right to control and prevent access to the Common Areas of any person whose presence, in Landlord's opinion, would be prejudicial and interests of the Building and its tenants.

     2.   No Access to Roof.  Tenant has no right of access to the roof of the
          -----------------
Building and will not install, repair or replace any antenna, aerial, aerial wires, fan, air-conditioner or other device on the roof of the Building, without prior written consent of Landlord. Any such device installed without such written consent is subject to the removal at Tenant's expense without notice at any time. In any event Tenant will be liable for any damages or repairs incurred or required as a result of its installation, use or removal of such devices on the roof.

     3.   Signage.  No sign, placard, picture, name, advertisement or notice
          -------
visible from the exterior of the premises will be inscribed, painted, affixed or otherwise displayed by Tenant on or in any part of the Building without the prior written consent of Landlord. Landlord reserves the right to adopt and furnish Tenant with general guidelines relating to signs in or on the Building. All approved signage will be inscribed, painted or affixed at Tenant's expense by a person approved by Landlord, which approval will not be unreasonably withheld. Tenant signage at each entrance shall be building standard as established by Landlord.

     4.   Prohibited Uses.  The premises will not be used for manufacturing for
          ---------------
the storage of merchandise held for sale to the general public, for lodging or for the sale of goods to the general public. Tenant will not permit any food preparation on the premises except that Tenant may use Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages so long as such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

     5.   Janitorial Services.  Tenant will not employ any person for the
          -------------------
purpose of cleaning the premises or permit any person to enter the Building for such purpose other than the Landlord's janitorial service, except with Landlord's prior written consent. Tenant will not necessitate, and will be liable for the cost of, any undue amount of janitorial labor by reason of Tenant's carelessness in or indifference to the preservation of good order and cleanliness in the premises. Janitorial service shall mean ordinary dusting and cleaning, normal vacuuming, window washing and emptying of waste receptacles, replacement of standard ceiling lights but shall exclude cleaning of carpets, washing dishes, moving furniture, plant maintenance, cleaning of mirrors, replacement of other light bulbs and other special services. Tenant shall not have access to Landlord's janitorial equipment and supplies.

     6.   Keys, Locks and Security Cards.  Landlord will furnish Tenant, free of
          ------------------------------
charge, two (2) keys to each door or lock into the premises. Landlord may make a reasonable charge for any additional or replacement keys and access cards. Tenant will not duplicate any keys, alter any locks or install any new or additional lock or bolt on any door of its premises or on any other part of the Building without the prior written consent of Landlord and, in any event, Tenant will provide Landlord with a key for any such lock. On the termination of the lease, Tenant will deliver to Landlord all keys and access cards to any locks or doors in the Building which have been obtained by Tenant.

     7.   Freight.  Upon not less than twenty-four hours notice to Landlord,
          -------
which notice may be verbal, the freight elevator will be available for Tenant's use, subject to such scheduling as Landlord in its discretion deems appropriate. Landlord reserves the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building, and no property will be received in the Building or carried up or down the freight elevator or stairs except during such hours and along such routes and by such persons as may be designated by Landlord. Landlord reserves the right to require that heavy objects will stand an wood strips of such length and thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and Tenant will be liable for all damage or injuries caused by moving or maintaining such property.

     8.   Nuisances and Dangerous Substances.  Tenant will not conduct itself or
          ----------------------------------
permit its agents, employees, contractors or invitees to conduct themselves, in the premises or anywhere on or in the Development in a manner which is offensive or unduly annoying to any other Tenant or Landlord's property managers. Tenant will not install or operate any phonograph, radio receiver, musical instrument, or television or other similar device in any part of the Common Areas and shall not operate any such device installed in the premises in such manner as to disturb or annoy other tenants of the Building. Tenant will not use or keep in the premises any kerosene, gasoline or other combustible fluid or material other than limited quantities thereof reasonably necessary for the maintenance of office equipment, or, without Landlord's prior written approval, use any method of heating or air conditioning other than that supplied by Landlord. Tenant will not use or keep any foul or noxious gas or substance in the premises or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, or interfere in any way with other tenants or those having business therein. Tenant will not bring or keep any animals in or about the premises.

     9.   Building Name and Address.  Without Landlord's prior written consent,
          -------------------------
Tenant will not use the name of the Building in connection with or in promoting or advertising Tenant's business except as Tenant's address. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building.

     10.  Building Directory.  A directory for the Building will be provided for
          ------------------
the display of the name and location of tenants and a reasonable number of the principal officers and employees of tenants. Landlord reserves the right to approve any additional names Tenant desires to place in the directory and, if so approved, Landlord may impose a reasonable charge for adding such additional names.

     11.  Window Coverings.  No curtains, draperies, blinds, shutters, shades,
          ----------------
screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in or with any window of the Building without the prior written consent of Landlord.

     12.  Floor Coverings.  Tenant will not lay or otherwise affix linoleum,
          ---------------
tile, carpet or any other floor covering to the floor of the premises in any manner except as approved in writing by Landlord and, if Landlord has furnished carpeting for the premises, will use carpet protectors under all desk chairs. Tenant will be liable for the cost of repair of any damage resulting from the violation of this rule or the removal of any floor covering by Tenant or its contractors, employees or invitees.

     13.  Electrical Installations.  Landlord will direct Tenant's electricians
          ------------------------
as to where and how telephone, telegraph and electrical wires are to be installed. No boring or cutting for wires will be allowed without the prior written consent of Landlord. The location of burglar alarms, smoke detectors, telephones, call boxes and other office equipment affixed to the premises shall be subject to the written approval of Landlord.

     14.  Office Closing Procedures.  Tenant will see that the doors of the
          -------------------------
premises are closed and locked and that all water faucets, water apparatus and utilities are shut off before Tenant or its employees leave the premises, so as to prevent waste or damages. Tenant will be liable for all damage or injuries sustained by other tenants or occupants of the Building or Landlord resulting from Tenant's carelessness in this regard or violation of this rule. Tenant will keep the doors to the Building corridors closed at all times except for ingress and egress.

     15.  Plumbing Facilities.  The toilet rooms, toilets urinals, wash bowls
          -------------------
and other apparatus shall not be used for purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be disposed of therein. Tenant will be liable for any breakage, stoppage or damage resulting from the violation of this rule by Tenant, its employees or invitees.

     16.  Use of Hand Trucks.  Tenant will not use or permit to be used in the
          ------------------
premises or in the Common Areas any hand trucks, carts of dollies except those equipped with rubber tires and side guards or such other equipment as Landlord may approve.

     17.  Refuse.  Tenant will store all its trash and garbage within the
          ------
premises. No material will be placed in the trash boxes or receptacles if such material may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Salt Lake City without being in violation of any law or ordinance governing such disposal. All trash and garbage removal will be only through such Common Areas provided for such purposes and at such times as Landlord may designate.

     18.  Soliciting.  Canvassing, peddling, soliciting and distribution of
          ----------
handbills or any other written materials in the Building are prohibited, and Tenant will cooperate to prevent the same.

     19.  Parking.  Tenant will use, and will cause its agents, employees,
          -------
contractors, invitees and visitors to use, the parking spaces to which it is entitled under the lease in a manner consistent with Landlord's directional signs and markings in the parking areas. Specifically, but without limitations, Tenant will not park, in a manner that impedes access to and from the Building or the parking areas or that violates space reservations for handicapped drivers. Landlord may use such reasonable means as may be necessary to enforce the directional signs and markings in the parking areas, including but not limited to towing services, and Landlord will not be liable for any damage to vehicles towed as a result of non-compliance with such parking regulations.

     20.  Fire, Security and Safety Regulations.  Tenant will comply with all
          -------------------------------------
safety, security, fire protection and evacuation measures and procedures established by Landlord or any governmental agency.

     21.  Responsibility for Theft.  Tenant assumes any and all responsibility
          ------------------------
for protecting the premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the premises closed.

     22.  Sales and Auctions.  Tenant will not display or sell merchandisee
          ------------------
outside the exterior walls and doorways of the premises nor use such areas for storage. Tenant will not install any exterior lighting, amplifiers or similar devices or use in or about the premises an advertising medium which may be heard or seen outside the premises, including flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts. Tenant will not conduct or permit to be conducted any sale by auction in, upon or from the premises or elsewhere in the project, whether auction be voluntary, involuntary, pursuant to any assignment for the payment of creditors or pursuant to any bankruptcy or other insolvency proceeding.

     23.  Enforcement.  Landlord may waive any one or more of these Building
          -----------
Rules for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such Building Rules in favor of any other tenant or tenants nor prevent Landlord from enforcing or waiving these Rules with regard to any other tenant or tenants.

     24.  Effect on lease.  These Building Rules are in addition to, shall not
          ---------------
be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the lease. Violation of these Building Rules constitutes a failure to fully perform the provisions of the lease, as referred to in Article 23.0 - "Defaults by Tenant," subparagraph (iii).

     25.  Additional and Amended Rules.  Landlord reserves the right to rescind
          ----------------------------
or amend these Building Rules and/or adopt any other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein.